                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant  /X/
Filed by party other than the Registrant  / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ /     Confidential for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ORYX TECHNOLOGY CORP.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             Oryx Technology Corp.
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
(5)  Total fee paid:

-------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

-------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
(3)  Filing party:

-------------------------------------------------------------------------------
(4)  Date filed:

-------------------------------------------------------------------------------

                             ORYX TECHNOLOGY CORP.
                               1100 Auburn Street
                           Fremont, California 94538

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Oryx Technology Corp., a Delaware corporation (the "Company"), will be held at 1100 Auburn Street, Fremont, California 94538 at 10:00 a.m. on Monday, October 26, 1998, for the following purposes:

     PROPOSAL 1. To elect eight (8) directors of the Company for terms expiring at the 1999 Annual Meeting;

     PROPOSAL 2. To ratify the selection of PricewaterhouseCoopers LLP as auditors of the Company's financial statements for the fiscal year ending February 28, 1999;

     PROPOSAL 3. To consider and act upon a proposal to approve an increase in the number of shares which may be granted under the Company's 1993 Incentive and Nonqualified Stock Option Plan to 3,625,000 from 2,625,000 shares;

     PROPOSAL 4: To consider and act upon a proposal to approve an increase in the number of shares which may be granted under the Company's 1996 Directors Non-Qualified Stock Option Plan to 250,000 from 120,000 shares;

and to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The close of business on September 10, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED FOR YOUR CONVENIENCE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Andrew Intrater
                                         ----------------------------------
                                         Andrew Intrater, Secretary
Dated:  September 17, 1998

                             ORYX TECHNOLOGY CORP.
                               1100 Auburn Street
                           Fremont, California 94538

                                PROXY STATEMENT

                   ------------------------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oryx Technology Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on October 26, 1998, or at any adjournments thereof (the "Annual Meeting"), for the purposes set forth herein and in the foregoing Notice. This Proxy Statement and the accompanying Proxy are being mailed to the Company's stockholders on or about September 17, 1998.

     At the close of business on September 10, 1998, the record date fixed by the Board of Directors of the Company for determining those stockholders entitled to vote at the Annual Meeting (the "Record Date"), the outstanding shares of the Company entitled to vote consisted of 13,034,821 shares of Common Stock and 4,500 shares of Series A Preferred Stock. Each stockholder of record at the close of business on the Record Date is entitled to one vote for each share then held on each matter submitted to a vote of the stockholders.

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected (Proposal 1) by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Under applicable Delaware state law, if a quorum exists, action on a matter other than the election of directors is approved if a majority of shares voting at the Annual Meeting in person or proxy favor the proposed action. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Abstentions and "broker non-votes" are counted as shares eligible to vote at the Annual Meeting in determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     A form of proxy is enclosed for use at the Annual Meeting. The proxy may be revoked by a stockholder at any time prior to the exercise thereof, and any stockholder at any time prior to the exercise thereof, and any stockholder present at the Annual Meeting, may revoke his proxy thereat and vote in person if he or she so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting, in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted for the election of the nominees for directors named herein (unless authority to vote is withheld) and in favor of all other proposals stated in the Notice of Annual Meeting and described in this Proxy Statement.

     The Company's Annual Report for the fiscal year ended February 28, 1998 is enclosed with this Proxy Statement.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

NOMINEES

     Eight (8) current members of the Board of Directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting and until their successors are elected and qualified. The Board of Directors has nominated for election as directors the eight (8) persons indicated in the following table. In the election of directors, the proxy holders intend, unless directed otherwise, to vote for the election of the nominees named below, all of whom are now members of the Board of Directors.

MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

     The following table gives certain information as to each person nominated for election as a director and the Company's executive officers:



                                 Director
Name                     Age      Since      Positions
------------------      ----     --------    ------------------------------------

Philip J. Micciche       64        1997      President, Chairman, Chief Executive
                                             Officer and Director

Mitchel Underseth        42        1997      Chief Financial Officer and Director

Andrew Intrater          36        1993      Secretary, Treasurer and Director

Dr. John H. Abeles       53        1993      Director

Jay M. Haft              62        1995      Director

Richard Hubbard          38        1997      Director

Doug McBurnie            55        1997      Director

Ted D. Morgan            56        1996      Director


     Except as set forth below, each of the nominees has been engaged in his principal occupation during the past five years. There is no family relationship between any director and any executive officer of the Company.

     PHILIP J. MICCICHE was elected to serve as the Company's President and Chief Executive Officer and to serve as a Director of the Company on April 25, 1997. He was elected Chairman of the Company's Board of Directors on August, 1998. From 1993 through 1995, Mr. Micciche was Chief Executive Officer of AXCIS Information Networks, a provider of sports information data. From 1990 through 1992, Mr. Micciche was President of Dysan International Corp. and oversaw its initial public offering of securities in Hong Kong in 1991. From 1983 through 1990, he held several executive management positions at Xidex Corp. From 1983 through 1985, Mr. Micciche was Senior Vice President Marketing at Xidex Magnetics (Xidex merged with Dysan Corp. in 1985). Prior to 1983, Mr. Micciche has held positions as CEO, Vice President Sales, Product Sales Manager and Chief Engineer for various companies. He received his BSEE from Northeastern University in Boston.

     MITCHEL UNDERSETH has served as Chief Financial Officer of the Company since November, 1996, with additional responsibilities for administration and human resources. Mr. Underseth became a Director of the Company in October 1997. From August 1992 through November 1996, Mr. Underseth was Chief Financial Officer for Triptych CD/San Joaquin Packaging in Stockton, California. From March 1990 through April 1992, Mr. Underseth was Chief Financial Officer for Dysan International/Magnetic L.P. in Hong Kong, a spin-off of Xidex's Flexible Disk Group. From September 1986 through March 1990, Mr. Underseth was Vice President-Finance for Xidex Flexible Disk Group and Rigid Oxide Group in Santa Clara, California. Mr. Underseth received his M.B.A. from the University of Washington in Seattle and his B.S. in Business from Lewis and Clark College in Portland, Oregon.

     ANDREW INTRATER has been a Director, Secretary and Treasurer of the Company since its organization in July, 1993. He had been employed in various executive capacities with the Company from its organization in July 1993 until March 1998 when he resigned from the Company's employment following the sale of the Company's majority ownership position in Oryx Instruments & Materials Corporation, since renamed as Oryx Instruments Corporation, a privately held company. Mr. Intrater is currently the President and Chief Executive Officer of Oryx Instruments Corporation. Mr. Intrater held various executive positions with ATI, the Company's predecessor corporation, since 1981. Between September, 1988 and May, 1993, Mr. Intrater served as President of ATI and was a Director since 1983. Mr. Intrater received his B.S. in Chemical Engineering from Rutgers University and an M.S. in Materials Science from Columbia University.

     JOHN H. ABELES, M.D., has been a Director of the Company since its organization in July, 1993 and previously of ATI commencing October, 1991. He was Chairman of the Board of Directors of the Company from October, 1993 until April, 1997. Since March 1992, Dr. Abeles has been a General Partner of Northlea Partners Ltd. ("Northlea Partners"), Boca Raton, Florida, a private investment partnership. Since 1980, Dr. Abeles has been President of MedVest, Inc., Boca Raton, Florida, a business and financial consulting firm. Dr. Abeles serves on the Board of Directors of I-Flow Corporation, Irvine, California, a publicly traded company which manufactures infusion devices, DUSA Pharmaceuticals, Inc., a publicly traded company which is developing photodynamic therapy products, PharmaPrint, a botanical pharmaceutical concern and Encore Medical Corporation, an orthopedic company.

     JAY M. HAFT has served as Director of the Company since February, 1995. He is a strategic and financial consultant for growth stage companies. He is active in international corporate finance, mergers and acquisitions, as well as in the representation of emerging growth companies. He has actively participated in strategic planning and fund raising for many high-tech companies, leading edge medical technology companies and technical product, service and marketing companies. He is a Managing General Partner of Gen Am "1" Venture Fund, a domestic and an international venture capital fund. Mr. Haft is also a Director of numerous public and private corporations, including Robotic Vision Systems, Inc. (OTC), Noise Cancellation Technologies, Inc. (OTC), Extech, Inc. (OTC), Encore Medical Corporation
(OTC), PC Service Source, Inc. (OTC), DUSA Pharmaceuticals, Inc. (OTC), Thrift Management, Inc. (OTC) and CCA Companies Incorporated (OTC). He serves as Chairman of the Board of Noise Cancellation Technologies, Inc., and Extech, Inc. He is currently of counsel to the law firm of Parker Duryee Rosoff & Haft, in New York. He was previously a senior corporate partner of such firm (1989-1994), and prior to that a founding partner of the law firm of Wofsey, Certilman, Haft et al. (1966-1988). He is a member of the Florida Commission for Government Accountability to the People and Treasurer of the Miami Ballet. He is a graduate of Yale College and Yale Law School.

     RICHARD HUBBARD has been a Director of the Company since October, 1997. Mr. Hubbard is currently an analyst with the VMR High Octane Fund at Value Management & Research GmbH. The High Octane Fund invests in small to mid-cap companies worldwide. Since 1991, Mr. Hubbard has been a founding member of Namco, an African marine diamond mining and exploration company. He was a director at Acomex Ltd. where he was involved in the launch of Video Plus (a video coding and recording system) in the UK market. Mr. Hubbard was a founding partner in Connolly and Hubbard Trading, a trading company specializing in foreign exchange and commodities.

     DOUG MCBURNIE has been a Director of the Company since July, 1997. He currently serves as senior vice president, Computer, Consumer & Network Products Group, of VLSI Technology. Mr. McBurnie is responsible for VLSI's businesses in Advanced Computing, ASIC's, Consumer Digital Entertainment, and Local/Wide Area Networking & Network. Prior to joining VLSI, Mr. McBurnie was with National Semiconductor, where he was senior vice president and general manager of the Communications and Consumer Group. Previously, he was vice president and general manager of National's Local Area Network Division. Under Mr. McBurnie's leadership, National became the recognized leader in networking circuits, one of the top telecom IC suppliers, and made a strong push into consumer entertainment markets. Prior to joining National, Mr. McBurnie held executive positions at a number of Silicon Valley companies, including Xidex Corporation, Precision Monolithics and Fairchild Semiconductor. He holds a bachelor of arts degree in business administration from Baldwin Wallace College in Berea, Ohio.

     TED D. MORGAN has been a Director of the Company since April, 1996. He is Founder and Managing Partner of Alternative Technologies International ("ATI"), Santa Rosa, California. ATI is an international financial advisory firm specializing in services for emerging growth companies with unique proprietary technologies. Currently, Mr. Morgan is also CEO of entrenet Group, a corporate advising firm. Prior to founding ATI, he founded several companies including the Office Club which merged with Office Depot in 1990. Mr. Morgan holds a B.S. degree in Business Administration and Production Management from California State University.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended February 28, 1998, there were four (4) meetings of the Company's Board of Directors. Each Board member attended 90% or more of the meetings of the Board of Directors and of all Committees of the Board of Directors on which he served.

     The Compensation Committee was established on March 28, 1995. The members of the Compensation Committee are Dr. John H. Abeles, Jay M. Haft, and Richard Hubbard, none of whom is an employee of the Company. The Compensation Committee makes recommendations with respect to compensation of senior officers and granting of stock options and stock awards. The Compensation Committee met on July 15, 1998.

     The members of the Audit Committee are Jay Haft and Ted Morgan. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls. The Audit Committee met on September 22, 1997.

     There is no Nominating Committee of the Board of Directors.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

     Each member of the Board of Directors who is not an employee of the Company is compensated for his services as a Director as follows: $750.00 for each Board Meeting attended in person, and $250.00 for each Board Meeting attended by telephone.

     At the Company's 1995 Annual Stockholders' Meeting, the Company's stockholders approved the establishment of the 1995 Directors Non-Qualified Stock Option Plan (the "1995 Directors Plan") providing for grants to the Company's non-employee Directors ("Outside Directors") in order to attract and retain Outside Directors who possess a high degree of competence, experience, leadership and motivation. A total of 225,000 shares of Common Stock are reserved for issuance to the Company's Outside Directors upon exercise of non-qualified options under the 1995 Directors Plan.

     At the Company's 1996 Annual Stockholders' Meeting, the Company's stockholders approved the establishment of the 1996 Directors Non-Qualified Stock Option Plan (the "1996 Directors Plan") providing for grants to Outside Directors. A total of 120,000 shares of Common Stock are reserved for issuance to the Company's Outside Directors upon exercise of non-qualified options with the 1996 Directors Plan.

     The 1995 Directors Plan and the 1996 Directors Plan are administered by the Compensation Committee of the Company's Board of Directors, which will at all times consist solely of Outside Directors.

     The following non-employee Directors were granted options to purchase the Company's Common Stock during the fiscal year ended February 28, 1998:



Name                          Number of shares            Weighted Average Exercise Price
---------------               ----------------            -------------------------------
Richard Hubbard                 45,000 (1)                              $ 1.38
Doug McBurnie                   45,000 (2)                              $ 1.38

-----------

(1) Option for 15,000 shares granted under the 1995 Directors Plan and option for 30,000 shares granted under the 1996 Directors Plan.

(2)  Option for 45,000 shares granted under the 1995 Directors Plan.

                                  PROPOSAL 2:

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending February 28, 1999 and has further directed that management submit the selection of auditors for ratification by the stockholders at the Annual Meeting. A predecessor of PricewaterhouseCoopers LLP was first appointed independent auditors of the Company in August, 1993. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                                  PROPOSAL 3:

              APPROVE AMENDMENT OF THE COMPANY'S 1993 INCENTIVE AND
                 NON-QUALIFIED STOCK OPTION  PLAN INCREASING THE
                 NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE
                    PLAN TO 3,625,000 FROM 2,625,000 SHARES

     In March 1993, in order to attract and retain personnel who possess a high degree of competence, experience and motivation, the Company's Board of Directors adopted and the stockholders of the Company approved the Company's 1993 Incentive and Nonqualified Stock Option Plan, as amended (the "Stock Option Plan"). At present, the Stock Option Plan, as approved by the Board of Directors of the Company, authorizes the Company to grant both incentive and nonqualified stock options to purchase 2,625,000 shares of the Company's Common Stock. On August 27, 1998, the Board of Directors approved an increase to 3,625,000 of the number of shares authorized to be issued under the Stock Option Plan, and the Company is seeking ratification and authorization from the stockholders for such increase. The Company has at the present time 2,236,152 options outstanding or exercised under the Stock Option Plan. Accordingly, in order to continue to issue stock options and other forms of stock-based incentive compensation under the Stock Option Plan, the Board has deemed it advisable to amend the Stock Option Plan to increase the number of shares authorized to be issued under the Stock Option Plan to 3,625,000 from 2,625,000 shares. In the opinion of the Board, the authorization to issue additional shares would provide the necessary flexibility to motivate and reward the employees of the Company in a manner that would improve the Company's financial performance. The affirmative vote of the holders of a majority of the shares voting at the Annual Meeting is necessary to approve the amendment to the Stock Option Plan.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

DESCRIPTION OF THE INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

     On March 3, 1993, the Company adopted its Incentive and Nonqualified Stock Option Plan under which, as subsequently amended and approved by the stockholders, 2,625,000 shares of Common Stock have been reserved for issuance to officers, directors, employees and consultants of the Company upon exercise of options either designated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 or upon exercise of nonstatutory options. The primary purpose of the Stock Option Plan is to attract and retain capable executives, employees, directors, advisory board members and other consultants by offering such individuals a greater personal interest in the Company's business by encouraging stock ownership. The Stock Option Plan is administered by the Compensation Committee consisting of outside members of the Board of Directors which determines, among other things, the persons to be granted options, the number of shares subject to each option and the option price. The Stock Option Plan terminates on March 3, 2003.

     The exercise price of any incentive stock option granted under the Stock Option Plan to an eligible employee must be equal to the fair market value of the shares on the date of grant, and with respect to persons owning more than 10% of the outstanding Common Stock, the exercise price may not be less than 110% of the fair market value of the shares underlying such option on the date of grant. The Compensation Committee will determine the term of each option and the manner in which it may be exercised provided that no incentive stock option may be exercisable more than ten years after the date of grant, except for optionees who own more than 10% of the Company's Common Stock, in which case the option may not be for more than five years. Further, no director of the Company or other person who is not an employee of the Company will be eligible to receive incentive stock options. From the date of grant until three months prior to the exercise, the optionee must be an employee of the Company in order to exercise any options, except in the case of disability or death of the employee. Options are not transferable except upon the death of the optionee. In the event of disability, options must be exercised within twelve months of termination of employment as determined by the Compensation Committee. Nonqualified options will have similar terms except the exercise price therefor may not be less than 85% of the fair market value of the shares underlying such options, and the term of such nonqualified options may not extend beyond ten years and one week. The Compensation Committee has the power to impose additional limitations, conditions and restrictions in connection with the grant of any option.

     The Company has issued outstanding options to purchase an aggregate of 2,236,152 shares of Common Stock of the Company pursuant to the Stock Option Plan to the following present or former officers and key employees of the Company (as well as other employees of the Company) at the weighted average exercise prices described below as of August 31, 1998:



Name                    Number Of Shares    Weighted Average Exercise Price
------------------      ----------------    -------------------------------

Philip J. Micciche          520,000                  $1.580
Mitchel Underseth           409,000                  $1.705
Andrew Intrater             385,625                  $1.666
Arvind Patel                341,569                  $1.845
James Intrater              152,250                  $1.484
Karen P. Shrier              84,000                  $1.072



Under the terms of the grant, the options will vest in various increments over various periods following the date of grant. In addition, in the event of an optionee's disability, all options granted will immediately vest, and in the event of an optionee's death, all options will similarly vest but expire one year thereafter In the event the optionee voluntarily terminates his or her employment or should such employment be terminated by the Company, options that are vested through the date of termination may be exercised for a period of three months following the date of termination.

                                   PROPOSAL 4

         APPROVE AMENDMENT OF THE COMPANY'S 1996 DIRECTORS NON-QUALIFIED STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED TO BE
                ISSUED UNDER THE PLAN TO 250,000 FROM 120,000.

     At the Company's 1996 Annual Stockholders' Meeting, the Company's stockholders approved the establishment of the 1996 Directors Non-Qualified Stock Option Plan (the "1996 Directors Plan") providing for grants to the Company's non-employee Directors ("Outside Directors") in order to attract and retain Outside Directors who possess a high degree of competence, experience, leadership and motivation. A total of 120,000 shares of Common Stock were reserved for issuance to the Company's Outside Directors upon exercise of non-qualified options. The 1996 Directors Plan is administered by the Compensation Committee of the Company's Board of Directors, which will at all times consist solely of Outside Directors. On August 27, 1998, the Board of Directors approved an increase to 250,000 of the number of shares authorized to be issued under the 1996 Directors Plan, and the Company is seeking ratification and authorization from the stockholders for such increase.

     Each Outside Director who joins the Company's Board of Directors subsequent to the approval of the 1996 Directors Plan will initially receive options to purchase 30,000 shares of the Company's Common Stock, effective as of the date he or she is appointed or elected to the Company's Board of Directors. In October 1997, outside director, Mr. Hubbard, was granted options to purchase 30,000 shares of the Company's Common Stock. The Company has at the present time 90,000 options outstanding or exercised under the 1996 Directors Plan. Accordingly, in order to continue to issue stock options the 1996 Directors Plan, the Compensation Committee and the Board have deemed it advisable to amend the 1996 Directors Plan to increase the number of shares authorized to be issued under such plan to 250,000 from 120,000 shares. In the opinion of the Board, the authorization to issue additional shares would provide the necessary flexibility to motivate and reward Outside Directors in a manner that would improve the Company's financial performance. The affirmative vote of the holders of a majority of the shares voting at the Annual Meeting is necessary to approve the amendment to the 1996 Directors Plan.

     MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.


DESCRIPTION OF THE 1996 DIRECTORS NON-QUALIFIED STOCK OPTION PLAN

     All options granted under the 1996 Directors Plan will vest in three equal annual installments commencing with the date of grant, provided that the Outside Director continues to serve on the Company's Board of Directors. The exercise price of the options granted under the 1996 Directors Plan will be equal to the fair market value of the Company's Common Stock on the date of grant. The options are not transferable except upon the death of the optionee. In the event of an optionee's disability, all options granted will immediately vest, and in the event of an optionee's death, all options will similarly vest but expire one year thereafter. In the event the optionee voluntarily resigns from the Board of Directors or ceases to serve as a Board Member, options that are vested through the date of such resignation or cessation may be exercised for a period of three months thereafter. The 1996 Directors Plan provides that it may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder. The Compensation Committee has the power to impose additional limitations, conditions and restrictions in connection with the grant of any option.

     The Company has issued options to purchase an aggregate of 90,000 shares of Common Stock of the Company pursuant to the 1996 Directors Plan at the weighted average exercise price described below as of August 31,1998:


        Name                    Number Of Shares                Weighted Average Exercise Price
-------------------             ----------------                -------------------------------

Philip J. Micciche                    -0-                                     -
Mitchel Underseth                     -0-                                     -
Andrew Intrater                       -0-                                     -
Dr. John H. Abeles                   30,000                                 $1.97
Jay M. Haft                          30,000                                 $1.97
Richard Hubbard                      30,000                                 $1.375
Doug McBurnie                         -0-                                     -
Ted D. Morgan                         -0-                                     -


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of August 31, 1998 (i) by each person who is known to the Company to be the owner of more than five percent (5%) of the Company's Common Stock, (ii) by each of the Company's Directors,
(iii) by each of the Company's executive officers, and (iv) by all Directors and executive officers of the Company as a group. As of August 31, 1998, there were issued and outstanding 13,124,821 shares of Common Stock of the Company.


                              Number of
                              Shares of
                              Common Stock                Percent of
  Name and Address            Beneficially                Beneficial
or Identity of Group          Owned                       Ownership
--------------------          ------------                -----------

Philip Micciche (1)           130,667                     1.0%
1100 Auburn Street
Fremont, CA  94538

Mitchel Underseth (2)          92,500                     *
1100 Auburn Street
Fremont, CA  94538

Andrew Intrater (3)           361,396                     2.8%
1100 Auburn Street
Fremont, CA  94538

Dr. John Abeles (4)           549,672                     4.2%
2365 Northwest 41st Street
Boca Raton, FL  33431

Jay M. Haft (5)               154,300                     1.2%
2 Grove Isle Dr., #1208B
Coconut Grove, FL  33122

Richard Hubbard (6)            15,000                     *
130, The Minories
London EC3N1NT
United Kingdom

Doug McBurnie (7)              15,000                     *
1109 McKay Drive, MS24
San Jose, CA  95131

                                       15

                                      Number of
                                      Shares of
                                      Common Stock    Percent of
  Name and Address                    Beneficially    Beneficial
or Identity of Group                  Owned           Ownership
--------------------                  ------------    ----------

Ted D. Morgan (8)                         29,700          *
1304 S. Point Blvd., Ste. 220
Petaluma, CA 94954

Windstar Investments N.V. (9)          1,163,947          8.9%
200 East Broward Blvd.,
Suite 1900
Fort Lauderdale, FL  33302

AIB Govett Asset Mgmt. Ltd.              930,000          7.1%
Shackleton House
4 Battle Bridge Lande
London, England S31 2HR

VMR High Octane Fund                     842,105          6.4%
c/o Meespierson Fund Services
18-20 North Quay
Douglas, Isle of Man 1M991M

Arvind Patel (10)                        484,569          3.7%
425 Alvardo Street
San Francisco, CA  94114

All Officers and Directors
as a Group (8 persons) (11)            1,832,804         14.0%


-----------------

*       Represents less than 1%.

(1) Represents shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter.

(2) Represents shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter.

(3) Includes 124,093 shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter, 500 shares of Common Stock issuable upon conversion of Warrants.

(4) Includes 313,008 shares of Common Stock held by Northlea Partners Ltd. of which Dr. Abeles is the General Partner, and 35,000 shares issuable upon conversion of the Company's Series A Preferred Stock also held by Northlea Partners. Also includes 9,375 shares of Common Stock issuable upon exercise of certain Bridge Warrants described below. Includes 37,000 shares of Common Stock issuable upon conversion of Warrants, held by Northlea Partners. Also includes 58,500 shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter. Also includes 96,789 shares of Common Stock issuable upon exercise of Bridge Warrants.

(5) Includes 58,500 shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter. Also includes 22,000 shares of Common Stock issuable upon conversion of Warrants.

(6) Represents shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter.

(7) Represents shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter.

(8) Represents shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter.

(9) Includes 497,280 shares of Common Stock issuable upon conversion of Warrants.

(10) Represents 341,569 shares subject to stock options exercisable as of August 31, 1998 or within 60 days thereafter, and 35,000 shares held as a custodian for Mr. Patel's minor children. Also includes 16,096 shares of Common Stock issuable upon conversion of Bridge Warrants.

(11) Includes an aggregate of 1,081,789 shares issuable upon exercise of warrants and stock options and conversion of Preferred Stock.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended February 28, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with in a timely manner.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company was incorporated in Delaware on July 26, 1993, and on September 29, 1993 executed a Plan and Agreement of Merger with Advanced Technology, Inc. ("ATI"), a New Jersey corporation and the Company's parent corporation and predecessor. ATI was organized on April 2, 1976 under the laws of the State of New Jersey. In connection with this merger, the Company exchanged with the stockholders of ATI an equal number of shares for the outstanding shares of capital stock of ATI outstanding at the time of the merger. The nominal number of shares of the Company outstanding at the time of the merger were canceled as part of the Plan and Agreement of Merger. In addition, the Company exchanged 45,000 shares of its Series A Preferred Stock for the 45,000 shares of Series A Preferred Stock that were outstanding of the predecessor corporation and which had the same designations and preferences that had been established for the Series A Preferred Stock of the predecessor corporation.

     In May 1993, ATI issued an aggregate of $375,000 principal amount of its secured promissory notes at an interest rate equal to the published prime rate of The Wall Street Journal, but not to exceed 9% per annum, and 45,000 shares of its Series A $25 2% Convertible Cumulative Preferred Stock convertible into 525,000 shares of Common Stock of the Company. The notes were retired from the proceeds of the Company's public offering completed in April 1994. Northlea Partners, Ltd. of which Dr. John Abeles is the General Partner, acquired $25,000 principal amount of such promissory notes and 3,000 shares of Series A Preferred Stock.

     In May 1995, the Company completed a private placement consisting of 2,536,290 shares of Common Stock pursuant to which the Company received proceeds of approximately $1,900,000. Northlea Partners acquired for a consideration of $150,000, 200,000 shares of this private placement. Mr. Nitin T. Mehta, a former Director of the Company, acquired for himself and through his retirement account set up by Mehta & Co., Inc., 573,334 shares of Common Stock for a consideration of $430,000 principal amount. Mrs. Judith A. Schindler, wife of Bruce L. Schindler, a former Director of the Company, acquired for a consideration of $50,000, 66,667 common shares of this private placement. Jay M. Haft, a Director of the Company, acquired 89,600 shares of Common Stock for $67,200 consideration. Andrew Wilson, the Company's former Chief Financial Officer, acquired 10,000 shares for $7,500 consideration. Arvind Patel, the Company's former Chief Executive Officer and a Director, acquired for himself and his two children a total of 40,000 shares for a consideration of $30,000.

     In February 1996, the Company issued warrants ("Bridge Warrants") to purchase 332,551 shares of Common Stock at a per share price of $1.25 in connection with a bridge loan made to the Company which was subsequently repaid. Northlea Partners received Bridge Warrants to purchase 96,789 shares of Common Stock relating to this bridge loan. Another Director, Mr. Nitin Mehta, received Bridge Warrants to purchase 117,049 shares of Common Stock relating to this bridge loan. Arvind Patel, then a Director and President and CEO of the Company, received Bridge Warrants to purchase 16,096 shares of Common Stock relating to this bridge loan.

     In August 1997, the Company sold to qualified private investors 2,000,000 shares of its Series A Preferred Stock holdings in DAS Devices for $1,400,000. Of the 2,000,000 shares sold, approximately 19%, or 378,572 shares, were purchased by certain Directors and key employees of the Company under the same terms and conditions as the other third party private purchasers. Of the 378,572 shares purchased, 142,857 shares were purchased by Arvind Patel, then President and Chief Executive Officer of the Company.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The following table sets forth the total compensation earned by the Chief Executive Officer and the Company's other executive officers whose total salary and compensation exceeded $100,000 for services rendered in all capacities for the year ended February 28, 1998 and for the years ended February 28, 1997 and February 29, 1996.



Name and                     Fiscal                                            Other Annual
Principal Position            Year          Salary             Bonus           Compensation
------------------           ------        --------            -----           ------------
Philip Micciche,             1998          $127,308            $ --             $  4,000
President & CEO

Mitchel Underseth            1998          $137,558            $44,053*         $  3,600
CFO                          1997          $ 31,900            $25,000**        $  1,200

Andrew Intrater,             1998          $135,000            $ --             $  8,578***
Secretary/Treasurer          1997          $125,583            $ --             $  8,578***
                             1996          $103,063            $ --             $  8,578***

Arvind Patel,                1998          $ 25,519            $ --             $153,081****
President & CEO              1997          $168,866            $ --             $  3,600
                             1996          $140,996            $ --             $  3,600

------------------

* Mr. Underseth received a $44,053 performance bonus in March 1998 attributable to fiscal year 1998.

**   Pursuant to Mr. Underseth's agreement to join Oryx, a $25,000 signing bonus was paid to Mr. Underseth subject to a minimum employment of one year.

*** Other compensation in relation to Mr. Intrater consists of premiums paid on behalf of Mr. Intrater for term life insurance in the face amount of $1,000,000 which is payable to Mr. Intrater's beneficiary upon his death, less the amount of the premiums theretofore paid on his behalf which are remitted to the Company.

**** Mr. Patel ceased being President and CEO of the Company on April 25, 1997. He remained a Director through the Company's Annual Meeting in October 1997. Reflects $149,481 of severance payments pursuant to terms and conditions of the separation agreement with Mr. Patel executed in June 1997.

     The following table sets forth as to the Chief Executive Officer and each of the executive officers named under the Summary Compensation Table, certain information with respect to grants of options to purchase shares of Common Stock of the Company as of and for the year ended February 28, 1998.



                                     OPTION/SAR GRANTS
                               Year Ended February 28, 1998

                           Number of
                           Securities        % of Total
                           Underlying        Options/SARs            Exercise
                           Option/SARs       Granted to              or Base
                           Granted           Employees in            Price ($        Exp.
                           Number (#)        1998                    per share)      Date
                           -----------       ------------            ----------     -------
Philip Micciche            200,000                14%                  $1.38        4/29/02
                           320,000                23%                  $1.58        9/23/01
Mitchel Underseth           30,000                 2%                  $1.26        6/26/01
                           290,000                21%                  $1.58        9/23/01
Andrew Intrater            290,000                21%                  $1.58        9/23/01
Arvind Patel               100,000                 7%                  $1.94        4/29/02

-------------------------------

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement dated as of April 25, 1997 with Mr. Philip Micciche, terminable immediately by either party, providing for annual compensation of $150,000 during the term of the agreement and increases in salary based upon the Compensation Committee's recommendation. In the event Mr. Micciche is terminated without cause by the Company, he will receive his annual compensation for six months.

     The Company entered into an employment agreement dated as of November 1, 1996 with Mr. Mitchel Underseth, terminable immediately by either party, providing for annual compensation of $120,000, and with increases in salary based upon the Compensation Committee's recommendation. In the event Mr. Underseth is terminated without cause by the Company, he will receive his annual compensation for six months.

     The Company entered into an employment agreement dated as of May 3, 1993 with Mr. Andrew Intrater, terminable immediately by either party, providing for annual compensation of $100,000 during the term of the agreement and increases in salary based upon the Compensation Committee's recommendation. In the event Mr. Intrater is terminated without cause by the Company, he will receive his annual compensation for six months. Mr. Intrater has also entered into a non-competition agreement with the Company which precludes his engagement in competitive activities during the term of his employment, precludes him from soliciting customers and employees of the Company for a period of twelve months following termination of his employment, and also requires Mr. Intrater to maintain the confidentiality of information and proprietary data relating to the Company and its activities. On February 27, 1998, this employment agreement terminated as Mr. Intrater resigned from the Company's employment following the sale of the Company's majority ownership interest in Oryx Instruments & Materials Corporation, since renamed as Oryx Instruments Corporation. Mr. Intrater continues to serve as Director, Secretary and Treasurer of the Company.

     The Company entered into an employment agreement with Arvind Patel on April 15, 1993, providing for annual compensation of $137,000 during the term of the agreement. Mr. Patel's employment with the Company was terminated on April 25, 1997. On June 6, 1997, Mr. Patel entered into a separation agreement with the Company. Under the terms of the separation agreement Mr. Patel received twelve months of severance through April 24, 1998 equivalent to his monthly salary as of April 24, 1997. In 1993, Mr. Patel also entered into a non-competition agreement with the Company which precludes him from soliciting customers and employees of the Company for a period of twelve months following termination of his employment, and also requires Mr. Patel to maintain the confidentiality of information and proprietary data relating to the Company and its activities.

     The Company currently offers basic health and major medical insurance to its employees. The Company has adopted a non-contributory 401(k) Plan for its employees who wish to participate on a voluntary basis, but no retirement, pension or similar program has been adopted by the Company.

                                 OTHER MATTERS

EXPENSES OF SOLICITATION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and employees of the Company, by personal interview, telephone and facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.

FINANCIAL AND OTHER INFORMATION

     All financial information is incorporated by reference to the information contained in the Financial Statements included in the Company's Annual Report to security holders. COPIES OF THE COMPANY'S COMPLETE ANNUAL REPORT AND FORM 10-KSB ARE AVAILABLE WITHOUT CHARGE UPON REQUEST MADE TO THE COMPANY'S CORPORATE OFFICES.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than May 16, 1999, in order to be included in the proxy statement and proxy relating to the 1999 Annual Meeting.

DISCRETIONARY AUTHORITY

     The Annual Meeting is called for the specific purposes set forth in the Notice of Annual Meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the Annual Meeting. At the date of this Proxy Statement the only matters which management intends to present, or is informed or expects that others will present for action at the Annual Meeting, are those matters specifically referred to in such Notice. As to any matters which may come before the Annual Meeting other than those specified above, the proxy holder will be entitled to exercise discretionary authority.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          /s/ Andrew Intrater
                                          ----------------------------------
                                          Andrew Intrater, Secretary

Dated:  September 17, 1998
        Fremont, California

                                                                      APPENDIX A

                             ORYX TECHNOLOGY CORP.
                               1100 Auburn Street
                               Fremont, CA 94538

                                     PROXY

The undersigned hereby constitutes and appoints Philip J. Micciche as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on September 10, 1998, at the Annual Meeting of Stockholders to be held on October 26, 1998, or any adjournment thereof.


1.       Election of Directors                      WITHHOLD AUTHORITY to vote
         FOR all nominees listed below              for all such nominees listed
         (except as marked to the                   below
         contrary)

                          / /                                 / /

                 Philip J. Micciche
                 Mitchel Underseth
                 Andrew Intrater
                 John H. Abeles
                 Jay M. Haft
                 Richard Hubbard
                 Doug McBurnie
                 Ted D. Morgan


(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

2. To ratify the appointment of PricewaterhouseCoopers LLP as auditors of the Company's financial statements for the fiscal year ending February 28, 1999;

                / / FOR           / / AGAINST           / / ABSTAIN

3. To approve an increase from 2,625,000 to 3,625,000 in the number of shares which may be granted under the Company's 1993 Incentive and Nonqualified Stock Option Plan;

                / / FOR           / / AGAINST           / / ABSTAIN

4. To approve an increase from 120,000 to 250,000 in the number of shares which may be granted under the Company's 1996 Directors Non-Qualified Stock Option Plan;

                / / FOR           / / AGAINST           / / ABSTAIN

5. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORYX TECHNOLOGY CORP. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             -----------------------------
                                             Signature

                                             -----------------------------
                                             Signature If Held Jointly

                                             -----------------------------
                                             (Please Print Name)

                                             -----------------------------
                                             Number of Shares Subject to Proxy

Dated: _______________, 1998

                                                                  APPENDIX B
                              ORYX TECHNOLOGY CORP.

                  INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

                           (As amended August 27, 1998)

     1. PURPOSE. The purpose of the ORYX Technology Corp. INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN (the "Plan") is to grant to selected employees of ORYX Technology Corp., a Delaware corporation (the "Company") and its subsidiaries and affiliates, a favorable opportunity to acquire Common Stock of the Company, thereby encouraging such persons to accept or continue their relationships with the Company; increasing the interest of such persons in the Company's welfare through participation in the growth and value of the Common Stock; and furnishing such persons with an incentive to improve operations and increase profits of the Company.

     To accomplish the foregoing objectives, this Plan provides a means whereby employees may receive options to purchase Common Stock. Options granted under this Plan will be either nonstatutory (nonqualified) stock options or incentive stock options.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company, or, in the discretion of the Board, by a committee (the Board and the Committee shall be jointly referred to hereafter as the "Administrator") of not less than two members of the Board each of whom shall not at any time within one (1) year prior to his service as an administrator of the Plan have received a grant or award of equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates. Subject to the provisions of the Plan, the Administrator shall have the sole authority, in its discretion:

          (a) to determine to which of the eligible individuals, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

          (b) to determine the number of shares of Common Stock to be subject to options granted to each eligible individual;

          (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each option;

          (d) to determine the term and the exercise schedule of each option;

          (e) to determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any eligible individual to whom the Administrator has granted an option;

          (f) to interpret the Plan;

          (g) to modify or amend any such option; and

          (h) to make all determinations deemed necessary or advisable for the administration of the Plan.

     3. ELIGIBILITY. Every individual who at the date of grant is an employee of the Company or of any parent or subsidiary of the Company (as defined in subsection 5.1(c) below) is eligible to receive incentive stock options and/or nonstatutory stock options under this Plan. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a non-officer, non-director employee of the Company or a parent or subsidiary of it. Every individual who at the date of grant is a consultant to or non-employee director of the Company or a parent or subsidiary of it is eligible to receive nonstatutory stock options under this Plan.

     4. COMMON STOCK SUBJECT TO PLAN.

          (a) There shall be reserved for issue upon the exercise of options granted under the Plan Three Million Six Hundred Twenty Five Thousand (3,625,000) shares of Common Stock, subject to adjustment as provided in
Section 7 hereof. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

          (b) Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan, plus the aggregate number of shares issued upon the exercise of all options granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of subsection 4(a) above.

     5. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a stock option agreement between the individual to whom the option is granted (the "optionee") and the Company. Each such agreement shall designate the option thereby granted as an incentive stock option, a nonstatutory stock option or in part an incentive stock option and in part a nonstatutory stock option. Each such agreement shall be subject to the terms and conditions set forth in subsection 5.1, and to such other terms and conditions not inconsistent herewith as the Administrator may deem appropriate in each case. Incentive stock options shall be subject also to the terms and conditions set forth in subsection 5.2.

          5.1 TERMS AND CONDITIONS TO WHICH ALL OPTIONS ARE SUBJECT. All options granted under this Plan shall be subject to the following terms and conditions:

               (a) TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but in no event shall such period extend beyond ten
(10) years from the date the option is granted in the case of an incentive stock option, or ten (10) years and one (1) week from the date the option is granted in the case of a nonstatutory stock option.

               (b) EXERCISE PRICE. The price to be paid for each share of Common Stock upon the exercise of an option shall be determined by the Administrator at the time the option is granted, but shall in no event be less than eighty-five percent (85%) in the case of a nonstatutory stock option, and one hundred percent (100%) in the case of an incentive stock option, of the fair market value of a share of Common Stock on the date the option is granted. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, then the fair market value of the Common Stock on such date shall be the mean of the closing bid and asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the trading day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Administrator shall determine the fair market value of the Company's Common Stock on such date.

               (c) MORE THAN TEN PERCENT SHAREHOLDERS. No option shall be granted to any individual who, at the time such option would be granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any parent corporation or subsidiary corporation of the Company, unless the exercise price (as provided in subsection 5.1(b) hereof) is not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted, and in the case of an incentive stock option the period within which the option may be exercised (as provided in subsection 5.1(a) hereof) does not exceed five (5) years from the date the option is granted. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this subsection 5.1(c), in determining stock ownership, an optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Common Stock with respect to which any such optionee holds an option shall not be counted. Additionally, for purposes of this subsection 5.1(c), outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the optionee or by any other person.

               (d) METHOD OF PAYMENT FOR COMMON STOCK. Payment for stock purchased upon any exercise of an option granted under this Plan shall be made in full in cash concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise.

               (e) NONTRANSFERABILITY. All options shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee.

               (f) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an option, the optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

          5.2 ADDITIONAL TERMS AND CONDITIONS TO WHICH INCENTIVE STOCK OPTIONS ARE SUBJECT. Options granted under this Plan which are designated as incentive stock options shall be subject to the following additional terms and conditions:

               (a) ANNUAL LIMITATION. To the extent that the aggregate fair market value (determined as of the date an incentive stock option is granted) of the stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one (1) calendar year (under this Plan and under all other incentive stock option plans of the Company and of any parent or subsidiary corporation) exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as options which are not incentive stock options.

               (b) DEATH. Upon the death of an employee, any incentive stock option which such employee holds may be exercised, within such period after the date of death as the Administrator shall prescribe in the stock option agreement, by the employee's representative or by the person entitled thereto under the employee's will or the laws of intestate succession.

               (c) DISABILITY. Upon the disability of an employee, any incentive stock option which the employee holds may be exercised by the employee within such period after the date of termination of employment resulting from such disability (not to exceed twelve (12) months) as the Administrator shall prescribe in the stock option agreement. The option shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of subsection 5.2(b) hereof shall apply.

               (d) RETIREMENT. Upon the voluntary retirement of an employee at or after reaching sixty-five (65) years of age, an incentive stock option may be exercised by such employee with respect to all or any portion of the balance of the Common Stock subject thereto within such period after the date of retirement (not to exceed three (3) months) as the Administrator shall prescribe in the stock option agreement. The option shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of subsection 5.2(b) hereof shall apply.

               (e) TRANSFER TO RELATED CORPORATION. In the event that an employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan.

               (f) OTHER SEVERANCE. In the event an employee leaves the employ of the Company for any reason other than as set forth in subsections
(b) through (e), above, any incentive stock option which such employee holds may be exercised by such employee with respect to all or any portion of the balance of the Common Stock subject thereto within such period after the date of severance (not to exceed three (3) months) as the Administrator shall prescribe in the stock option agreement.

               (g) DISQUALIFYING DISPOSITIONS. If Common Stock acquired by exercise of an incentive stock option granted pursuant to this Plan is disposed of within two (2) years from the date of grant of the option or within one (1) year after the transfer of the Common Stock to the optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

     6. STOCK ISSUANCE AND RIGHTS AS SHAREHOLDER. Notwithstanding any other provisions of the Plan, no optionee shall have any of the rights of a shareholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such optionee shall both have paid the exercise price for the Common Stock and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

     7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) Subject to any required action by the Company's shareholders, the number of shares of Common Stock covered by this Plan as provided in
Section 4, the number of shares covered by each outstanding option granted hereunder and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

          (b) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding option to terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces them with substitute options having substantially similar terms and conditions.

          (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

          (d) Except as hereinabove expressly provided in this Section 7, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder.

          (e) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     8. SECURITIES LAW REQUIREMENTS.

          (a) The Administrator may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

          (b) No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933 and the Securities Exchange Act of 1934; (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

     9. FINANCIAL ASSISTANCE. The Company is vested with authority under this Plan to assist any employee to whom an option is granted hereunder (including any consultant to, director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security as shall have been authorized by or under authority of the Board.

     10. AMENDMENT. The Board may terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable, except that, without the approval of the Company's shareholders in compliance with the requirements of applicable law, no such revision or amendment shall:

          (a) increase the number of shares of Common Stock reserved under
Section 4 hereof for issue under the Plan, except as provided in Section 7 hereof;

          (b) change the class of persons eligible to participate in the Plan under Section 3 hereof;

          (c) extend the term of the Plan under Section 10 hereof; or

          (d) amend this Section 10 to defeat its purpose.

     11. TERMINATION. The Plan shall terminate automatically on March 3, 2003, and may be terminated at any earlier date by the Board. No option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

     12. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Administrator makes the determination granting such option.

     13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     14. EFFECTIVE DATE. This Plan, as amended, was adopted by the Board of Directors of the Company on August 27, 1998, and shall be effective on said date, subject to approval by the Company's stockholders.

     15. FINANCIAL REPORTS. The Company shall deliver financial and other information regarding the Company, on an annual or more frequent basis, to each individual holding an outstanding option under the Plan; provided, however, that financial statements will not be furnished to key employees whose duties in connection with the issuer assure them access to equivalent information.

                                                                      APPENDIX C
                             ORYX TECHNOLOGY CORP.

                 1996 DIRECTORS NONQUALIFIED STOCK OPTION PLAN

                          (As amended August 27, 1998)

     1. PURPOSE. The purpose of the Oryx Technology Corp. 1996 Directors Nonqualified Stock Option Plan (the "Plan") is to grant to non-employee directors ("Outside Directors") of Oryx Technology Corp., a Delaware corporation (the "Company"), the opportunity to acquire Common Stock of the Company, thereby encouraging such persons to accept or continue their relationships with the Company; to align the interests of such persons with those of the Company's stockholders through stock ownership; and furnishing such persons with an incentive to improve operations and increase profits of the Company.

     To accomplish the foregoing objectives, this Plan provides a means whereby Outside Directors may receive options to purchase Common Stock. Options granted under this Plan will be nonstatutory (nonqualified) stock options.

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Administrator"), which shall at all times consist of at least two (2) Outside Directors neither of whom has received option grants under any plan of the Company or its affiliates, other than formula-based grants under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within one (1) year prior to his service as an administrator of the Plan. Subject to the provisions of the Plan, the Administrator shall have the sole authority, in its discretion:

          (a) to determine the terms and conditions of the stock option agreements entered into between the Company and any Outside Director;

          (b) to interpret the Plan;

          (c) to modify or amend any such option; and

          (d) to make all determinations deemed necessary or advisable for the administration of the Plan.

     3. ELIGIBILITY; NUMBER. (a) Each Outside Director serving on the Company's Board of Directors, as of April 1, 1996 shall be granted options to purchase 30,000 shares of the Company's Common Stock or such later date on which such Outside Director was appointed to the Board of Directors. The exercise price shall be the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market on such date.

          (b) Each Outside Director joining the Company's Board of Directors subsequent to April 1, 1996, will receive options to purchase 30,000 shares of the Company's Common

Stock, effective as of the date he or she is appointed or elected to the Company's Board of Directors (the "Grant Date"). The exercise price of such options shall be the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market on the Grant Date.

          (c) In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by Nasdaq, the Administrator shall determine the fair market value of the Company's Common Stock on such date and such value shall be the exercise price.

     4. COMMON STOCK SUBJECT TO PLAN.

          (a) There shall be reserved for issue upon the exercise of options granted under the Plan Two Hundred Fifty Thousand (250,000) shares of Common Stock, subject to adjustment as provided in Section 7 hereof. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

          (b) Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan, plus the aggregate number of shares issued upon the exercise of all options granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of subsection 4(a) above.

     5. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a nonstatutory stock option agreement between the individual to whom the option is granted (the "optionee") and the Company. Each such agreement shall designate the option thereby granted as a nonstatutory stock option. Each such agreement shall be subject to the terms and conditions set forth in subsection 5.1, and to such other terms and conditions not inconsistent herewith as the Administrator may deem appropriate in each case. All options granted under this Plan shall be subject to the following terms and conditions:

          (a) TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but in no event shall such period extend beyond ten (10) years and one (1) week from the date the option is granted.

          (b) MORE THAN TEN PERCENT STOCKHOLDERS. No option shall be granted to any individual who, at the time such option would be granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any parent corporation or subsidiary corporation of the Company, unless the exercise price (as provided in subsection 5.1(b) hereof) is not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this subsection 5.1(b), in determining stock ownership, an optionee shall be deemed the owner of all voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Common Stock with respect to which any such optionee holds an option shall not be counted. Additionally, for purposes of this subsection 5.1(b), outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the optionee or by any other person.

          (c) METHOD OF PAYMENT FOR COMMON STOCK. Payment for stock purchased upon any exercise of an option granted under this Plan shall be made in full in cash concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as are subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise.

          (d) VESTING. Ten thousand (10,000) of the option shares granted under the Plan shall vest on the date of grant and the balance shall vest in equal annual installments on the first and second anniversaries of the date of grant, provided that the Outside Director continues to serve on the Company's Board of Directors as of such dates.

          (e) NONTRANSFERABILITY. All options shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee.

          (f) DEATH; DISABILITY; RESIGNATION. In the event of an Outside Director's disability, all options granted will immediately vest. In the event of an Outside Director's death, all options will vest but expire one year thereafter. If an Outside Director resigns from the Company's Board of Directors or declines to stand for reelection, options that are vested through the date of such resignation or declination may be exercised for a period of three (3) months thereafter. If an Outside Director is removed from the Board by action of the Company's Stockholders or Board of Directors, options that are vested through the date of such removal may be exercised for a period of one (1) week thereafter.

          (g) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an option, the optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

     6. STOCK ISSUANCE AND RIGHTS AS STOCKHOLDER. Notwithstanding any other provisions of the Plan, no optionee shall have any of the rights of a stockholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such optionee shall both have paid the exercise price for the Common Stock and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

     7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) Subject to any required action by the Company's stockholders, the number of shares of Common Stock covered by this Plan as provided in
Section 4, the number of shares covered by each outstanding option granted hereunder and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split, reverse split, subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

          (b) Subject to any required action by the Company's stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding option to terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces them with substitute options having substantially similar terms and conditions.

          (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Compensation Committee of the Board of Directors, whose determination in that respect shall be final, binding and conclusive.

          (d) Except as hereinabove expressly provided in this Section 7, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder.

          (e) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     8. SECURITIES LAW REQUIREMENTS.

          (a) The Administrator may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

          (b) No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933, as amended and the Exchange Act; (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

     9. FINANCIAL ASSISTANCE. The Company is vested with authority under this Plan to assist any Outside Director to whom an option is granted hereunder in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such Outside Director on such terms and at such rates of interest and upon such security as shall have been authorized by or under authority of the Board.

     10. AMENDMENT. The Board may terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the Plan may no be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, of the rules thereunder, and provided further, that, without the approval of the Company's stockholders in compliance with the requirements of applicable law, no such revision or amendment shall:

          (a) increase the number of shares of Common Stock reserved under
Section 4 hereof for issue under the Plan, except as provided in Section 7 hereof;

          (b) change the class of persons eligible to participate in the Plan under Section 3 hereof;

          (c) extend the term of the Plan under Section 10 hereof;

          (d) change the number of options granted under this Plan as set forth in Section 3 hereof; or

          (e) amend this Section 10 to defeat its purpose.

     11. TERMINATION. The Plan shall terminate automatically on April 1, 2006, and may be terminated at any earlier date by the Board. No option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

     12. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Administrator makes the determination granting such option.

     13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     14. EFFECTIVE DATE. This Plan, as amended, was adopted by the Board of Directors of the Company on August 27, 1998, and shall be effective as of said date, subject to approval by the Company's stockholders.